Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

June 30, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 7,762 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

43

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane M. Morefield

Chief Financial Officer

(312) 658-5000

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors	Enrique Torres	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Morgan Stanley	Ryan Meliker	(212) 761-7079

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	June 30, 2011
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	185,617	185,617
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,270	1,270
Value Creation Plan units outstanding	1,018	1,018

Combined shares and units outstanding	188,758	188,758
Common stock price at end of period	$7.08	$7.08

Common equity capitalization	$1,336,407	$1,336,407
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	992,510	992,510
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(45,548)	—
Cash and cash equivalents	(76,626)	(76,626)

Total enterprise value	$2,789,254	$2,622,527

Net Debt / Total Enterprise Value	38.8%	34.9%
Preferred Equity / Total Enterprise Value	13.3%	14.1%
Common Equity / Total Enterprise Value	47.9%	51.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues:
Rooms	$108,812	$92,789	$200,282	$173,679
Food and beverage	74,441	63,696	137,323	118,395
Other hotel operating revenue	19,948	19,423	39,921	38,523
Lease revenue	1,277	1,088	2,492	2,275

Total revenues	204,478	176,996	380,018	332,872

Operating Costs and Expenses:
Rooms	29,818	26,413	56,445	50,574
Food and beverage	50,658	43,286	96,665	83,091
Other departmental expenses	53,825	49,343	104,498	96,168
Management fees	6,550	5,924	12,324	11,596
Other hotel expenses	13,467	14,199	26,825	27,427
Lease expense	1,257	1,095	2,453	2,290
Depreciation and amortization	30,091	31,943	60,696	65,986
Corporate expenses	11,957	7,359	26,434	13,419

Total operating costs and expenses	197,623	179,562	386,340	350,551

Operating income (loss)	6,855	(2,566)	(6,322)	(17,679)

Interest expense	(25,762)	(24,864)	(45,310)	(46,370)
Interest income	51	154	83	305
Loss on early extinguishment of debt	(838)	(886)	(838)	(886)
Loss on early termination of derivative financial instruments	(29,242)	(18,263)	(29,242)	(18,263)
Equity in (losses) earnings of unconsolidated affiliates	(2,799)	459	(4,399)	(101)
Foreign currency exchange gain (loss)	147	(811)	286	(1,262)
Other income, net	436	462	4,361	694

Loss before income taxes and discontinued operations	(51,152)	(46,315)	(81,381)	(83,562)
Income tax (expense) benefit	(1,060)	(1,065)	588	(228)

Loss from continuing operations	(52,212)	(47,380)	(80,793)	(83,790)
Income from discontinued operations, net of tax	101,034	8,818	101,196	10,617

Net income (loss)	48,822	(38,562)	20,403	(73,173)
Net (income) loss attributable to the noncontrolling interests in SHR’s operating partnership	(224)	245	(86)	687
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(1,338)	(1,371)	(743)	228

Net income (loss) attributable to SHR	47,260	(39,688)	19,574	(72,258)
Preferred shareholder dividends	(7,722)	(7,722)	(15,443)	(15,443)

Net income (loss) attributable to SHR common shareholders	$39,538	$(47,410)	$4,131	$(87,701)

Basic and Diluted Income (Loss) Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.35)	$(0.50)	$(0.58)	$(1.05)
Income from discontinued operations attributable to SHR common shareholders	0.57	0.08	0.60	0.11

Net income (loss) attributable to SHR common shareholders	$0.22	$(0.42)	$0.02	$(0.94)

Weighted average common shares outstanding	176,141	111,573	166,820	93,706

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011 and December 31, 2010

Consolidated Balance Sheets

(in thousands, except share data)

	June 30,	December 31,
	2011	2010
Assets
Investment in hotel properties, net	$1,721,330	$1,835,451
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $7,807 and $6,536	32,772	32,620
Assets held for sale	—	45,145
Investment in unconsolidated affiliates	130,040	18,024
Cash and cash equivalents	76,626	78,842
Restricted cash and cash equivalents	37,876	34,618
Accounts receivable, net of allowance for doubtful accounts of $1,563 and $1,922	51,969	35,250
Deferred financing costs, net of accumulated amortization of $5,049 and $15,756	5,642	3,322
Deferred tax assets	5,271	4,121
Other assets	24,195	34,564

Total assets	$2,126,080	$2,162,316

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$865,010	$1,118,281
Bank credit facility	127,500	28,000
Liabilities of assets held for sale	—	93,206
Accounts payable and accrued expenses	237,383	266,773
Deferred tax liabilities	48,789	1,732
Deferred gain on sale of hotels	4,036	3,930

Total liabilities	1,282,718	1,511,922
Noncontrolling interests in SHR’s operating partnership	6,043	5,050
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $136,065 and $131,296 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $138,719 and $133,975 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $173,398 and $167,469 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 185,616,935 and 151,305,314 common shares issued and outstanding)	1,856	1,513
Additional paid-in capital	1,710,932	1,553,286
Accumulated deficit	(1,165,720)	(1,185,294)
Accumulated other comprehensive loss	(77,848)	(107,164)

Total SHR’s shareholders’ equity	827,141	620,262
Noncontrolling interests in consolidated affiliates	10,178	25,082

Total equity	837,319	645,344

Total liabilities, noncontrolling interests and equity	$2,126,080	$2,162,316

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2011 and 2010 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$55,280
InterContinental Prague	December 15, 2010	$3,564

The following is a summary of income from discontinued operations for the three and six months ended June 30, 2011 and 2010 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Hotel operating revenues	$938	$18,971	$9,743	$32,492

Operating costs and expenses	828	13,833	9,510	26,410
Depreciation and amortization	—	1,740	—	3,554

Total operating costs and expenses	828	15,573	9,510	29,964

Operating income	110	3,398	233	2,528
Interest expense	—	(2,152)	—	(5,338)
Interest income	—	4	—	11
Foreign currency exchange (loss) gain	(7)	6,067	51	12,586
Other income, net	—	—	326	—
Income tax expense	(20)	(348)	(379)	(407)
Gain on sale	100,951	1,849	100,965	1,237

Income from discontinued operations	$101,034	$8,818	$101,196	$10,617

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Investments in the Hotel del Coronado and Fairmont Scottsdale Princess

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended			Three Months Ended
	June 30, 2011			June 30, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$32,230	$2,109	$34,339	$30,748	$—	$30,748
Property EBITDA (100%)	$10,455	$(744)	$9,711	$9,724	$—	$9,724

Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,586	$(372)	$3,214	$4,376	$—	$4,376
Depreciation and amortization	(1,663)	(451)	(2,114)	(1,997)	—	(1,997)
Interest expense	(2,429)	(50)	(2,479)	(1,897)	—	(1,897)
Other expenses, net	(725)	(544)	(1,269)	(85)	—	(85)
Income taxes	102	—	102	(154)	—	(154)

Equity in (losses) earnings of unconsolidated affiliates	$(1,129)	$(1,417)	$(2,546)	$243	$—	$243

EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,129)	$(1,417)	$(2,546)	$243	$—	$243
Depreciation and amortization	1,663	451	2,114	1,997	—	1,997
Interest expense	2,429	50	2,479	1,897	—	1,897
Income taxes	(102)	—	(102)	154	—	154

EBITDA Contribution	$2,861	$(916)	$1,945	$4,291	$—	$4,291

FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,129)	$(1,417)	$(2,546)	$243	$—	$243
Depreciation and amortization	1,663	451	2,114	1,997	—	1,997

FFO Contribution	$534	$(966)	$(432)	$2,240	$—	$2,240

	Six Months Ended			Six Months Ended
	June 30, 2011			June 30, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$60,490	$2,109	$62,599	$54,484	$—	$54,484
Property EBITDA (100%)	$17,753	$(744)	$17,009	$15,278	$—	$15,278

Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$6,192	$(372)	$5,820	$6,875	$—	$6,875
Depreciation and amortization	(3,298)	(451)	(3,749)	(3,988)	—	(3,988)
Interest expense	(4,734)	(50)	(4,784)	(3,730)	—	(3,730)
Other expenses, net	(1,464)	(544)	(2,008)	(148)	—	(148)
Income taxes	679	—	679	383	—	383

Equity in losses of unconsolidated affiliates	$(2,625)	$(1,417)	$(4,042)	$(608)	$—	$(608)

EBITDA Contribution
Equity in losses of unconsolidated affiliates	$(2,625)	$(1,417)	$(4,042)	$(608)	$—	$(608)
Depreciation and amortization	3,298	451	3,749	3,988	—	3,988
Interest expense	4,734	50	4,784	3,730	—	3,730
Income taxes	(679)	—	(679)	(383)	—	(383)

EBITDA Contribution	$4,728	$(916)	$3,812	$6,727	$—	$6,727

FFO Contribution
Equity in losses of unconsolidated affiliates	$(2,625)	$(1,417)	$(4,042)	$(608)	$—	$(608)
Depreciation and amortization	3,298	451	3,749	3,988	—	3,988

FFO Contribution	$673	$(966)	$(293)	$3,380	$—	$3,380

Debt	Interest Rate	Spread over LIBOR		Loan Amount	Maturity (b)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.8% (a)	480 bp	(a)	$425,000	March 2016
Cash and cash equivalents				(17,720)

Net Debt				$407,280

Fairmont Scottdale Princess
CMBS Mortgage	0.55%	36 bp		$133,000	April 2015
Cash and cash equivalents				(2,515)

Net Debt				$130,485

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013

Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

(a)	Subject to a 1% LIBOR floor.
(b)	Includes extension options.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Leasehold Information

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Paris Marriott (a):
Property EBITDA	$206	$5,670	$3,455	$9,075
Revenue (b)	$206	$5,670	$3,455	$9,075

Lease expense	(223)	(2,793)	(3,274)	(5,839)
Less: Deferred gain on sale-leaseback	(62)	(1,068)	(1,214)	(2,233)

Adjusted lease expense	(285)	(3,861)	(4,488)	(8,072)

EBITDA contribution from leasehold	$(79)	$1,809	$(1,033)	$1,003

Marriott Hamburg:
Property EBITDA	$1,844	$1,356	$3,300	$2,750
Revenue (b)	$1,277	$1,088	$2,492	$2,275

Lease expense	(1,257)	(1,095)	(2,453)	(2,290)
Less: Deferred gain on sale-leaseback	(56)	(49)	(109)	(103)

Adjusted lease expense	(1,313)	(1,144)	(2,562)	(2,393)

EBITDA contribution from leasehold	$(36)	$(56)	$(70)	$(118)

Total Leaseholds:
Property EBITDA	$2,050	$7,026	$6,755	$11,825
Revenue (b)	$1,483	$6,758	$5,947	$11,350

Lease expense	(1,480)	(3,888)	(5,727)	(8,129)
Less: Deferred gain on sale-leasebacks	(118)	(1,117)	(1,323)	(2,336)

Adjusted lease expense	(1,598)	(5,005)	(7,050)	(10,465)

EBITDA contribution from leaseholds	$(115)	$1,753	$(1,103)	$885

	June 30, 2011	December 31, 2010
Security Deposits (c):
Paris Marriott	$—	$14,459
Marriott Hamburg	2,755	2,540

Total	$2,755	$16,999

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott. The results of operations for the Paris Marriott have been classified as discontinued operations for all periods presented.
(b)	For the three and six months ended June 30, 2011 and 2010, Revenue for the Paris Marriott represents Property EBITDA. For the three and six months ended June 30, 2011 and 2010, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated affiliates. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss) attributable to SHR common shareholders	$39,538	$(47,410)	$4,131	$(87,701)
Depreciation and amortization - continuing operations	30,091	31,943	60,696	65,986
Depreciation and amortization - discontinued operations	—	1,740	—	3,554
Interest expense - continuing operations	25,762	24,864	45,310	46,370
Interest expense - discontinued operations	—	2,152	—	5,338
Income taxes - continuing operations	1,060	1,065	(588)	228
Income taxes - discontinued operations	20	348	379	407
Noncontrolling interests	224	(245)	86	(687)
Adjustments from consolidated affiliates	(2,854)	(2,136)	(4,183)	(3,618)
Adjustments from unconsolidated affiliates	5,241	4,156	9,131	7,558
Preferred shareholder dividends	7,722	7,722	15,443	15,443

EBITDA	106,804	24,199	130,405	52,878
Realized portion of deferred gain on sale-leaseback - continuing operations	(56)	(49)	(109)	(103)
Realized portion of deferred gain on sale-leaseback - discontinued operations	(62)	(1,068)	(1,214)	(2,233)
Gain on sale of assets - continuing operations	—	—	(2,640)	—
Gain on sale of assets - discontinued operations	(100,951)	(1,849)	(100,965)	(1,237)
Loss on early extinguishment of debt	838	886	838	886
Loss on early termination of derivative financial instruments	29,242	18,263	29,242	18,263
Foreign currency exchange (gain) loss - continuing operations (a)	(147)	811	(286)	1,262
Foreign currency exchange loss (gain) - discontinued operations (a)	7	(6,067)	(51)	(12,586)
Adjustment for Value Creation Plan	6,818	2,521	15,999	3,027

Comparable EBITDA	$42,493	$37,647	$71,219	$60,157

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Net income (loss) attributable to SHR common shareholders	$39,538	$(47,410)	$4,131	$(87,701)
Depreciation and amortization - continuing operations	30,091	31,943	60,696	65,986
Depreciation and amortization - discontinued operations	—	1,740	—	3,554
Corporate depreciation	(290)	(306)	(589)	(610)
Gain on sale of assets - continuing operations	—	—	(2,640)	—
Gain on sale of assets - discontinued operations	(100,951)	(1,849)	(100,965)	(1,237)
Realized portion of deferred gain on sale-leaseback - continuing operations	(56)	(49)	(109)	(103)
Realized portion of deferred gain on sale-leaseback - discontinued operations	(62)	(1,068)	(1,214)	(2,233)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	20	333	379	696
Noncontrolling interests adjustments	(149)	(227)	(306)	(707)
Adjustments from consolidated affiliates	(1,598)	(1,336)	(3,159)	(3,302)
Adjustments from unconsolidated affiliates	2,414	2,048	4,253	4,052

FFO	(31,043)	(16,181)	(39,523)	(21,605)
Redeemable noncontrolling interests	373	(18)	392	20

FFO - Fully Diluted	(30,670)	(16,199)	(39,131)	(21,585)
Non-cash mark to market of interest rate swaps	2,733	4,181	(1,633)	4,181
Loss on early extinguishment of debt	838	886	838	886
Loss on early termination of derivative financial instruments	29,242	18,263	29,242	18,263
Foreign currency exchange (gain) loss - continuing operations (a)	(147)	811	(286)	1,262
Foreign currency exchange loss (gain), net of tax - discontinued operations (a)	7	(6,074)	(51)	(12,600)
Adjustment for Value Creation Plan	6,818	2,521	15,999	3,027

Comparable FFO	$8,821	$4,389	$4,978	$(6,566)

Comparable FFO per diluted share	$0.05	$0.04	$0.03	$(0.07)

Weighted average diluted shares	178,488	113,174	169,379	93,706

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity

InterContinental Chicago	1.25%	106 bp	$121,000	October 2011
InterContinental Miami	0.92%	73 bp	90,000	October 2011
Loews Santa Monica Beach Hotel	0.82%	63 bp	118,250	March 2012
Hyatt Regency La Jolla	1.19%	100 bp	97,500	September 2012
North Beach Venture	5.00%	Fixed	1,476	January 2013
Marriott London Grosvenor Square (b)	1.93%	110 bp (b)	119,034	October 2013
Bank credit facility	3.19%	300 bp	127,500	June 2015 (c)
Westin St. Francis	6.09%	Fixed	220,000	June 2017
Fairmont Chicago	6.09%	Fixed	97,750	June 2017

			$992,510

Subsequent to June 30, 2011, we refinanced the InterContinental Chicago, InterContinental Miami, and Loews Santa Monica Beach Hotel mortgage loans. Additionally, we entered into a new mortgage loan secured by the Four Seasons Washington, D.C. The terms of these transactions are shown below:

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (c)

Four Seasons Washington, D.C.	3.34%	315 bp	$130,000	July 2016
Loews Santa Monica Beach Hotel	4.04%	385 bp	110,000	July 2018
InterContinental Miami	3.69%	350 bp	85,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021

			$470,000

(a)	Spread over LIBOR (0.19% at June 30, 2011).
(b)	Principal balance of £74,160,000 at June 30, 2011. Spread over three-month GBP LIBOR (0.83% at June 30, 2011).
(c)	Includes extension options.

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£74,160	October 2013

Future scheduled debt principal payments are as follows:

Years ending December 31,	June 30, 2011 Amount	June 30, 2011 Pro Forma Amount
2011 (remainder)	$212,653	$1,653
2012	227,454	109,203
2013	124,473	126,417
2014	9,481	13,872
2015	137,575	142,546
Thereafter	280,874	739,569

	$992,510	$1,133,260

Percent of fixed rate debt including U.S. and European swaps (d)	86.8%
Weighted average interest rate including U.S. and European swaps (d)(e)	6.39%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year) (d)	5.21

(d)	Includes the mortgage refinancings and new mortgage loan subsequent to June 30, 2011.

(e)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

Portfolio Data

Portfolio at June 30, 2011

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR June 2011 Property EBITDA	QTR June 2011 Property EBIdTDA

United States:
Westin St. Francis	San Francisco, CA	1,195	15%	16%	$8,363
InterContinental Chicago (a)	Chicago, IL	792	10%	13%	6,724
Hotel del Coronado (b)	Coronado, CA	757	10%	7%	3,586
Fairmont Chicago	Chicago, IL	687	9%	8%	4,240
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	7%	3,530
InterContinental Miami	Miami, FL	641	8%	4%	2,169
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	3%	1,652
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	8%	4,360
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1%	574
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	6%	3,136
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5%	2,693
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	9%	4,808
Four Seasons Silicon Valley (e)	Palo Alto, CA	200	3%	2%	1,286
Four Seasons Jackson Hole (e)	Jackson Hole, WY	124	2%	-1%	(721)

Total United States		7,074	91%	88%	46,400

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	4%	1,992

Total Mexican		173	2%	4%	1,992

Total North American		7,247	93%	92%	48,392

European:
Marriott Hamburg (f)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	8%	4,282

Total European		515	7%	8%	4,282

		7,762	100%	100%	$52,674

(a)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.
(c)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our respective ownership throughout the period.
(d)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.
(e)	On March 11, 2011, we purchased these hotels.
(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2011

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott and the InterContinental Prague as their results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Four Seasons Jackson Hole (March 11, 2011) and Four Seasons Silicon Valley (March 11, 2011).

United States Hotels (as of June 30, 2011)

Acquisition property revenues - 2 Properties and 324 Rooms

Same store property revenues - 10 Properties and 5,344 Rooms

	Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total

Acquisition property revenues (a)	$—	$—	$4,209	$11,376	$15,585
Acquisition property revenues (b)	17,379	11,397	13,086	—	41,862
Same store property revenues	143,914	144,132	127,484	156,302	571,832

Total pro forma revenues	$161,293	$155,529	$144,779	$167,678	$629,279
Pro forma seasonality %	25.6%	24.7%	23.0%	26.7%	100.0%

Mexican Hotel (as of June 30, 2011)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total

Same store property revenues	$5,618	$10,703	$10,561	$8,594	$35,476
Same store seasonality %	15.8%	30.2%	29.8%	24.2%	100.0%

North American Hotels (as of June 30, 2011)

Acquistion property revenues - 2 Properties and 324 Rooms

Same store property revenues - 11 Properties and 5,517 Rooms

	Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total

Acquisition property revenues (a)	$—	$—	$4,209	$11,376	$15,585
Acquisition property revenues (b)	17,379	11,397	13,086	—	41,862
Same store property revenues	149,532	154,835	138,045	164,896	607,308

Total pro forma revenues	$166,911	$166,232	$155,340	$176,272	$664,755
Pro forma seasonality %	25.1%	25.0%	23.4%	26.5%	100.0%

European Hotels (as of June 30, 2011)

Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total

Same store property revenues	$14,958	$15,872	$11,513	$16,367	$58,710
Same store seasonality %	25.5%	27.0%	19.6%	27.9%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley partial year results for the three and six months ended June 30, 2011 and 2010, (iii) exclusion of Paris Marriott and InterContinental Prague as these properties results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2011)

10 Properties

5,344 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011	2010	Change		2011	2010	Change

ADR	$228.72	$214.67	6.5%		$221.88	$209.89	5.7%
Average Occupancy	75.7%	71.7%	4.0	pts	70.5%	65.0%	5.5	pts
RevPAR	$173.21	$153.87	12.6%		$156.40	$136.39	14.7%
Total RevPAR	$323.22	$290.01	11.5%		$294.93	$259.98	13.4%
Property EBITDA Margin	24.8%	20.9%	3.9	pts	20.0%	15.9%	4.1	pts

Mexican Hotel (as of June 30, 2011)

1 Property

173 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011	2010	Change		2011	2010	Change
ADR	$593.05	$614.30	-3.5%		$666.63	$722.50	-7.7%
Average Occupancy	46.0%	47.2%	(1.2	)pts	47.7%	55.3%	(7.6	)pts
RevPAR	$272.51	$290.08	-6.1%		$318.04	$399.21	-20.3%
Total RevPAR	$545.89	$540.85	0.9%		$611.71	$721.99	-15.3%
Property EBITDA Margin	23.2%	23.9%	(0.7	)pts	28.8%	36.6%	(7.8	)pts

North American Hotels (as of June 30, 2011)

11 Properties

5,517 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011	2010	Change		2011	2010	Change
ADR	$235.78	$223.06	5.7%		$231.47	$223.70	3.5%
Average Occupancy	74.8%	70.9%	3.9	pts	69.8%	64.7%	5.1	pts
RevPAR	$176.34	$158.16	11.5%		$161.49	$144.67	11.6%
Total RevPAR	$330.24	$297.92	10.8%		$304.91	$274.54	11.1%
Property EBITDA Margin	24.7%	21.1%	3.6	pts	20.5%	17.6%	2.9	pts

European Hotels (as of June 30, 2011)

2 Properties

515 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011	2010	Change		2011	2010	Change
ADR	$305.13	$251.85	21.2%		$277.96	$246.81	12.6%
Average Occupancy	85.8%	82.6%	3.2	pts	78.4%	76.3%	2.1	pts
RevPAR	$261.86	$207.95	25.9%		$217.96	$188.43	15.7%
Total RevPAR	$349.24	$285.44	22.4%		$299.10	$263.60	13.5%
Property EBITDA Margin	37.4%	35.2%	2.2	pts	35.4%	35.1%	0.3	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2011 and 2010. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2011	2010	Change		2011	2010	Change

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$16,526	$15,484	6.7%		$25,530	$22,176	15.1%
Property EBITDA	$4,240	$3,642	16.4%		$3,033	$913	232.2%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	70.7%	66.6%	4.1	pts	59.1%	50.9%	8.2	pts
ADR	$225.24	$217.68	3.5%		$202.16	$199.63	1.3%
RevPAR	$159.35	$145.06	9.9%		$119.40	$101.67	17.4%
Total RevPAR	$264.35	$247.67	6.7%		$205.31	$178.34	15.1%

FAIRMONT SCOTTSDALE PRINCESS

Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% and 100% as of June 30, 2011 and 2010, respectively):
Total revenues	$19,286	$19,031	1.3%		$44,643	$42,636	4.7%
Property EBITDA	$3,158	$2,803	12.7%		$10,528	$8,639	21.9%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	67.3%	71.4%	(4.1	)pts	73.5%	76.4%	(2.9	)pts
ADR	$211.51	$188.97	11.9%		$243.17	$213.41	13.9%
RevPAR	$142.38	$134.93	5.5%		$178.61	$163.02	9.6%
Total RevPAR	$326.55	$322.24	1.3%		$380.04	$362.96	4.7%

FOUR SEASONS JACKSON HOLE

Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$3,945	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$(721)	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2010, average occupancy was 38.0%, ADR was $373.95, RevPAR was $142.24 and Total RevPAR was $318.43. For the six months ended June 30, 2011, average occupancy was 57.2%, ADR was $477.66, RevPAR was $272.99 and Total RevPAR was $654.98. For the six months ended June 30, 2010, average occupancy was 50.8%, ADR was $499.24, RevPAR was $253.40 and Total RevPAR was $615.44.):

Rooms	124	N/A	N/A		N/A	N/A	N/A
Average occupancy	44.3%	N/A	N/A		N/A	N/A	N/A
ADR	$361.38	N/A	N/A		N/A	N/A	N/A
RevPAR	$160.00	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$349.65	N/A	N/A		N/A	N/A	N/A

FOUR SEASONS SILICON VALLEY

Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$7,431	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$1,286	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2010, average occupancy was 67.9%, ADR was $269.25, RevPAR was $182.85 and Total RevPAR was $347.94. For the six months ended June 30, 2011, average occupancy was 67.0% ADR was $302.36, RevPAR was $202.63 and Total RevPAR was $386.28. For the six months ended June 30, 2010, average occupancy was 67.1%, ADR was $263.69, RevPAR was $176.86 and Total RevPAR was $335.65.):

Rooms	200	N/A	N/A		N/A	N/A	N/A
Average occupancy	69.7%	N/A	N/A		N/A	N/A	N/A
ADR	$309.58	N/A	N/A		N/A	N/A	N/A
RevPAR	$215.72	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$408.30	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Change		2011	2010	Change

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$17,203	$16,952	1.5%		$30,438	$28,376	7.3%
Property EBITDA	$4,808	$4,513	6.5%		$6,835	$5,753	18.8%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	79.2%	79.9%	(0.7	)pts	71.6%	71.5%	0.1	pts
ADR	$549.66	$549.99	(0.1)%		$519.32	$504.43	3.0%
RevPAR	$435.06	$439.35	(1.0)%		$371.72	$360.58	3.1%
Total RevPAR	$851.55	$839.15	1.5%		$757.50	$706.19	7.3%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% and 45% as of June 30, 2011 and 2010, respectively):
Total revenues	$32,230	$30,748	4.8%		$60,490	$54,484	11.0%
Property EBITDA	$10,455	$9,724	7.5%		$17,753	$15,278	16.2%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	67.4%	66.9%	0.5	pts	65.2%	60.1%	5.1	pts
ADR	$309.55	$299.87	3.2%		$303.21	$302.74	0.2%
RevPAR	$208.50	$200.50	4.0%		$197.71	$182.01	8.6%
Total RevPAR	$467.87	$446.35	4.8%		$441.48	$397.64	11.0%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,482	$7,973	6.4%		$17,855	$14,981	19.2%
Property EBITDA	$1,652	$1,371	20.5%		$3,349	$1,992	68.1%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	74.1%	74.9%	(0.8	)pts	76.2%	70.8%	5.4	pts
ADR	$152.59	$151.53	0.7%		$157.58	$147.84	6.6%
RevPAR	$113.00	$113.53	(0.5)%		$120.12	$104.73	14.7%
Total RevPAR	$222.46	$209.10	6.4%		$235.43	$197.54	19.2%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$19,588	$18,641	5.1%		$29,289	$26,636	10.0%
Property EBITDA	$6,724	$6,107	10.1%		$6,412	$5,400	18.7%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	83.4%	81.2%	2.2	pts	71.9%	65.1%	6.8	pts
ADR	$206.31	$194.51	6.1%		$177.72	$172.90	2.8%
RevPAR	$172.03	$157.99	8.9%		$127.73	$112.47	13.6%
Total RevPAR	$271.78	$258.64	5.1%		$204.32	$185.81	10.0%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$11,466	$10,900	5.2%		$28,327	$27,804	1.9%
Property EBITDA	$2,169	$1,815	19.5%		$8,570	$8,108	5.7%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	70.1%	64.0%	6.1	pts	75.8%	72.0%	3.8	pts
ADR	$150.45	$151.25	(0.5)%		$182.60	$184.96	(1.3)%
RevPAR	$105.40	$96.81	8.9%		$138.35	$133.12	3.9%
Total RevPAR	$196.56	$186.86	5.2%		$244.15	$239.65	1.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Change		2011	2010	Change

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,960	$11,319	5.7%		$22,832	$21,072	8.4%
Property EBITDA	$3,136	$2,999	4.6%		$5,355	$4,996	7.2%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	87.6%	89.8%	(2.2	)pts	86.9%	85.3%	1.6	pts
ADR	$290.03	$258.46	12.2%		$280.60	$256.08	9.6%
RevPAR	$254.15	$232.08	9.5%		$243.74	$218.32	11.6%
Total RevPAR	$384.29	$363.70	5.7%		$368.84	$340.40	8.4%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,234	$6,950	4.1%		$12,530	$11,910	5.2%
Property EBITDA	$574	$(267)	315.0%		$110	$(1,319)	108.3%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	51.8%	51.6%	0.2	pts	43.2%	43.3%	(0.1	)pts
ADR	$124.50	$110.14	13.0%		$124.72	$110.09	13.3%
RevPAR	$64.49	$56.86	13.4%		$53.92	$47.66	13.1%
Total RevPAR	$221.37	$212.70	4.1%		$191.73	$182.24	5.2%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$14,402	$13,530	6.4%		$25,416	$23,769	6.9%
Property EBITDA	$2,693	$2,444	10.2%		$3,408	$2,997	13.7%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	68.6%	69.5%	(0.9	)pts	63.5%	65.5%	(2.0	)pts
ADR	$352.12	$328.76	7.1%		$329.85	$301.65	9.3%
RevPAR	$241.39	$228.58	5.6%		$209.29	$197.72	5.9%
Total RevPAR	$606.37	$569.68	6.4%		$538.00	$503.14	6.9%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$17,513	$12,524	39.8%		$30,729	$24,436	25.8%
Property EBITDA	$4,360	$1,830	138.3%		$6,633	$3,493	89.9%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	68.1%	46.4%	21.7	pts	60.9%	47.9%	13.0	pts
ADR	$311.29	$335.70	(7.3)%		$316.51	$322.70	(1.9)%
RevPAR	$211.90	$155.90	35.9%		$192.89	$154.64	24.7%
Total RevPAR	$485.98	$347.55	39.8%		$428.72	$340.92	25.8%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$31,928	$25,970	22.9%		$60,839	$48,992	24.2%
Property EBITDA	$8,363	$4,891	71.0%		$12,939	$7,474	73.1%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	84.4%	79.4%	5.0	pts	79.3%	72.3%	7.0	pts
ADR	$204.47	$173.48	17.9%		$203.43	$176.16	15.5%
RevPAR	$172.60	$137.69	25.4%		$161.40	$127.34	26.8%
Total RevPAR	$293.60	$238.81	22.9%		$281.28	$226.51	24.2%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

	Three Months Ended June 30,				Six Months Ended June 30,
MEXICAN HOTEL:	2011	2010	Change		2011	2010	Change

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$8,594	$8,515	0.9%		$19,155	$22,608	(15.3)%
Property EBITDA	$1,992	$2,035	(2.1)%		$5,512	$8,265	(33.3)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	46.0%	47.2%	(1.2	)pts	47.7%	55.3%	(7.6	)pts
ADR	$593.05	$614.30	(3.5)%		$666.63	$722.50	(7.7)%
RevPAR	$272.51	$290.08	(6.1)%		$318.04	$399.21	(20.3)%
Total RevPAR	$545.89	$540.85	0.9%		$611.71	$721.99	(15.3)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

	Three Months Ended June 30,				Six Months Ended June 30,
EUROPEAN HOTELS:	2011	2010	Change		2011	2010	Change

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,625	$5,258	26.0%		$11,433	$9,370	22.0%
Property EBITDA	$1,844	$1,356	36.0%		$3,300	$2,750	20.0%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	86.7%	83.7%	3.0	pts	81.3%	74.3%	7.0	pts
ADR	$220.23	$184.24	19.5%		$200.70	$181.14	10.8%
RevPAR	$190.94	$154.17	23.9%		$163.22	$134.59	21.3%
Total RevPAR	$261.90	$207.85	26.0%		$227.22	$186.21	22.0%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,742	$8,119	20.0%		$16,447	$15,202	8.2%
Property EBITDA	$4,282	$3,350	27.8%		$6,558	$5,878	11.6%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	84.8%	81.3%	3.5	pts	75.0%	78.7%	(3.7	)pts
ADR	$406.97	$333.52	22.0%		$376.21	$319.50	17.8%
RevPAR	$345.04	$271.03	27.3%		$282.17	$251.59	12.2%
Total RevPAR	$451.69	$376.45	20.0%		$383.41	$354.39	8.2%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011 and 2010

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$4,240	$4,240	$3,642	$3,642	$3,033	$3,033	$913	$913
Fairmont Scottsdale Princess (a)	3,158	3,902	2,803	2,803	10,528	11,272	8,639	8,639
Four Seasons Jackson Hole (b)	(721)	(721)	—	—	—	13	—	—
Four Seasons Silicon Valley (b)	1,286	1,286	—	—	—	1,636	—	—
Four Seasons Washington, D.C.	4,808	4,808	4,513	4,513	6,835	6,835	5,753	5,753
Hotel del Coronado (c)	10,455	—	9,724	—	17,753	—	15,278	—
Hyatt Regency La Jolla	1,652	1,652	1,371	1,371	3,349	3,349	1,992	1,992
InterContinental Chicago	6,724	6,724	6,107	6,107	6,412	6,412	5,400	5,400
InterContinental Miami	2,169	2,169	1,815	1,815	8,570	8,570	8,108	8,108
Loews Santa Monica Beach Hotel	3,136	3,136	2,999	2,999	5,355	5,355	4,996	4,996
Marriott Lincolnshire Resort	574	574	(267)	(267)	110	110	(1,319)	(1,319)
Ritz-Carlton Half Moon Bay	2,693	2,693	2,444	2,444	3,408	3,408	2,997	2,997
Ritz-Carlton Laguna Niguel	4,360	4,360	1,830	1,830	6,633	6,633	3,493	3,493
Westin St. Francis	8,363	8,363	4,891	4,891	12,939	12,939	7,474	7,474
Four Seasons Punta Mita Resort	1,992	1,992	2,035	2,035	5,512	5,512	8,265	8,265
Marriott Hamburg (d)	1,844	20	1,356	(7)	3,300	39	2,750	(15)
Marriott London Grosvenor Square	4,282	4,282	3,350	3,350	6,558	6,558	5,878	5,878

	$61,015	$49,480	$48,613	$37,526	$100,295	$81,674	$80,617	$62,574

Adjustments:
Corporate expenses		(11,957)		(7,359)		(26,434)		(13,419)
Interest income		51		154		83		305
Loss on early extinguishment of debt		(838)		(886)		(838)		(886)
Loss on early termination of derivative financial instruments		(29,242)		(18,263)		(29,242)		(18,263)
Equity in (losses) earnings of unconsolidated affiliates		(2,799)		459		(4,399)		(101)
Foreign currency exchange gain (loss)		147		(811)		286		(1,262)
Other income, net		436		462		4,361		694
Income from discontinued operations		101,034		8,818		101,196		10,617
Depreciation expense—discontinued operations		—		1,740		—		3,554
Interest expense—discontinued operations		—		2,152		—		5,338
Income taxes—discontinued operations		20		348		379		407
Noncontrolling interest in consolidated affiliates		(1,338)		(1,371)		(743)		228
Adjustments from consolidated affiliates		(2,854)		(2,136)		(4,183)		(3,618)
Adjustments from unconsolidated affiliates		5,241		4,156		9,131		7,558
Other adjustments		(577)		(790)		(866)		(848)

EBITDA		$106,804		$24,199		$130,405		$52,878

(a)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three and six months ended June 30, 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley. We have not included the results of these hotels in Property EBITDA for the six months ended June 30, 2011 above since we did not own the properties for the entire period.
(c)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three and six months ended June 30, 2011 and 2010, respectively. Property EBITDA represents 100% of revenue and expenses generated by the property.
(d)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2011

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended June 30, 2011			Six Months Ended June 30, 2011
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$4,240	$—	$4,240	$3,033	$—	$3,033
Fairmont Scottsdale Princess	3,158	(172)	2,986	10,528	(172)	10,356
Four Seasons Jackson Hole	(721)	—	(721)	—	13	13
Four Seasons Silicon Valley	1,286	—	1,286	—	1,636	1,636
Four Seasons Washington, D.C.	4,808	—	4,808	6,835	—	6,835
Hyatt Regency La Jolla	1,652	(809)	843	3,349	(1,641)	1,708
InterContinental Chicago	6,724	(3,038)	3,686	6,412	(2,572)	3,840
InterContinental Miami	2,169	—	2,169	8,570	—	8,570
Westin St. Francis	8,363	—	8,363	12,939	—	12,939

Total Meetings & Business Hotels	31,679	(4,019)	27,660	51,666	(2,736)	48,930

Ocean Front Resorts:
Four Seasons Punta Mita Resort	1,992	—	1,992	5,512	—	5,512
Hotel del Coronado	10,455	(7,594)	2,861	17,753	(13,065)	4,688
Loews Santa Monica Beach Hotel	3,136	—	3,136	5,355	—	5,355
Ritz-Carlton Half Moon Bay	2,693	—	2,693	3,408	—	3,408
Ritz-Carlton Laguna Niguel	4,360	—	4,360	6,633	—	6,633

Total Ocean Front Resorts	22,636	(7,594)	15,042	38,661	(13,065)	25,596

European Hotels:
Marriott Hamburg	1,844	(1,880)	(36)	3,300	(3,370)	(70)
Marriott London Grosvenor Square	4,282	—	4,282	6,558	—	6,558

Total European Hotels	6,126	(1,880)	4,246	9,858	(3,370)	6,488

Non-Core Assets:
Marriott Lincolnshire Resort	574	—	574	110	—	110

Total Non-Core Assets	574	—	574	110	—	110

	$61,015	$(13,493)	$47,522	$100,295	$(19,171)	$81,124

	% of QTD	% of YTD
	Comparable EBITDA	Comparable EBITDA
Meetings & Business Hotels	58%	60%
Ocean Front Resorts	32%	32%
European Hotels	9%	8%
Non-Core Assets	1%	0%

Total	100%	100%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2011

2011 Guidance

(in millions, except per share data)

	Year Ended December 31, 2011
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	8.0%	9.0%
North American same store RevPAR growth (a)	8.0%	9.5%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley.

	Year Ended December 31, 2011
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(60.8)	$(50.8)
Depreciation and amortization	123.2	123.2
Interest expense	86.8	86.8
Income taxes	1.7	1.7
Noncontrolling interests	(0.1)	(0.1)
Adjustments from consolidated affiliates	(6.3)	(6.3)
Adjustments from unconsolidated affiliates	19.8	19.8
Preferred shareholder dividends	30.9	30.9
Realized portion of deferred gain on sale-leasebacks	(1.4)	(1.4)
Gain on sale of asset	(103.6)	(103.6)
Adjustment for Value Creation Plan	25.1	25.1
Loss on early extinguishment of debt	0.9	0.9
Loss on early termination of derivative financial instruments	29.2	29.2
Other adjustments	(0.4)	(0.4)

Comparable EBITDA	$145.0	$155.0

	Year Ended December 31, 2011
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(60.8)	$(50.8)
Depreciation and amortization	122.0	122.0
Realized portion of deferred gain on sale-leasebacks	(1.4)	(1.4)
Deferred tax on realized portion of deferred gain	0.4	0.4
Noncontrolling interests	(0.2)	(0.2)
Adjustments from consolidated affiliates	(4.4)	(4.4)
Adjustments from unconsolidated affiliates	9.8	9.8
Gain on sale of asset	(103.6)	(103.6)
Adjustment for Value Creation Plan	25.1	25.1
Loss on early extinguishment of debt	0.9	0.9
Loss on early termination of derivative financial instruments	29.2	29.2
Other adjustments	(2.1)	(2.1)

Comparable FFO	$14.9	$24.9

Comparable FFO per diluted share	$0.08	$0.14

Note: Beginning in the first quarter of 2011, the definitions of Comparable EBITDA, Comparable FFO and Comparable FFO per diluted share have been modified to exclude any expense related to our Value Creation Plan.